CAPITAL ONE MASTER TRUST (RECEIVABLES)
MONTHLY PERIOD : DECEMBER 2001
Beginning of the Month Principal Receivables :                                                                  21,692,823,012.41
                                                                                                              --------------------
Beginning of the Month Finance Charge Receivables :                                                                858,766,932.05
                                                                                                              --------------------
Beginning of the Month Discounted Receivables :                                                                              0.00
                                                                                                              --------------------
Beginning of the Month Total Receivables :                                                                      22,551,589,944.46
                                                                                                              --------------------

Removed Principal Receivables :                                                                                              0.00
                                                                                                              --------------------
Removed Finance Charge Receivables :                                                                                         0.00
                                                                                                              --------------------
Removed Total Receivables :                                                                                                  0.00
                                                                                                              --------------------

Additional Principal Receivables :                                                                               1,513,960,033.16
                                                                                                              --------------------
Additional Finance Charge Receivables :                                                                             37,927,016.35
                                                                                                              --------------------
Additional Total Receivables :                                                                                   1,551,887,049.51
                                                                                                              --------------------

Discounted Receivables Generated this Period                                                                                 0.00
                                                                                                              --------------------

End of the Month Principal Receivables :                                                                        23,651,007,294.56
                                                                                                              --------------------
End of the Month Finance Charge Receivables :                                                                      903,218,329.61
                                                                                                              --------------------
End of the Month Discounted Receivables :                                                                                    0.00
                                                                                                              --------------------
End of the Month Total Receivables :                                                                            24,554,225,624.17
                                                                                                              --------------------

Excess Funding Account Balance                                                                                               0.00
                                                                                                              --------------------
Adjusted Invested Amount of all Master Trust Series                                                             20,206,504,048.68
                                                                                                              --------------------

End of the Month Seller Percentage                                                                                         14.56%
                                                                                                              --------------------

CAPITAL ONE MASTER TRUST (DELINQUENCIES AND LOSSES)
MONTHLY PERIOD : DECEMBER 2001                                                                      ACCOUNTS          RECEIVABLES
                                                                                                    --------          -----------

End of the Month Delinquencies :
       30 - 59 Days Delinquent                                                                    496,846.00       431,027,333.47
                                                                                      ----------------------- --------------------
       60 - 89 Days Delinquent                                                                    295,505.00       274,483,700.31
                                                                                      ----------------------- --------------------
       90 + Days Delinquent                                                                       581,071.00       577,926,530.93
                                                                                      ----------------------- --------------------

       Total 30 + Days Delinquent                                                               1,373,422.00     1,283,437,564.71
                                                                                      ----------------------- --------------------

       Delinquencies 30 + Days as a Percent of End of the Month Total Receivables                                           5.23%
                                                                                                              --------------------

Defaulted Accounts During the Month                                                               182,296.00       106,761,697.46
                                                                                      ----------------------- --------------------

Annualized Default Rate as a Percent of Beginning of the Month Principal Receivables                                        5.52%
                                                                                                              --------------------



*  See note on last page of the report

CAPITAL ONE MASTER TRUST (COLLECTIONS)
MONTHLY PERIOD : DECEMBER 2001                                                                   COLLECTIONS          PERCENTAGES
                                                                                                 -----------          -----------

Total Collections and Gross Payment Rate                                                    3,711,926,633.42               15.40%
                                                                                      ----------------------- --------------------

Collections of Principal Receivables and Principal Payment Rate                             3,260,747,342.78               14.05%
                                                                                      ----------------------- --------------------

       Prior Month Billed Finance Charge and Fees                                             340,802,280.09
                                                                                      -----------------------
       Amortized AMF Income                                                                    37,710,420.08
                                                                                      -----------------------
       Interchange Collected                                                                   47,313,114.60
                                                                                      -----------------------
       Recoveries of Charged Off Accounts                                                      25,206,178.17
                                                                                      -----------------------
       Collections of Discounted Receivables                                                            0.00
                                                                                      -----------------------

Collections of Finance Charge Receivables and Annualized Yield                                451,031,992.94               23.32%
                                                                                      ----------------------- --------------------

CAPITAL ONE MASTER TRUST (AMF COLLECTIONS)
MONTHLY PERIOD : DECEMBER 2001

Beginning Unamortized AMF Balance                                                                                  174,525,637.66
                                                                                                              --------------------
+      AMF Slug for Added Accounts                                                             12,162,478.20
                                                                                      -----------------------
+      AMF Collections                                                                         37,857,717.78
                                                                                      -----------------------
-      Amortized AMF Income                                                                    37,710,420.08
                                                                                      -----------------------
Ending Unamortized AMF Balance                                                                                     186,835,413.56
                                                                                                              --------------------




                                                      /s/ Tom Feil
                                                      --------------------------
                                                      Tom Feil
                                                      Director of Securitization


*For calculation purposes Beginning of Month Principal Receivables includes Additional Principal Receivables.

                                                                    Page 8 of 53